Exhibit 10.6

Execution Version

FIRST AMENDMENT TO
TERM LOAN CREDIT AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”), is made and entered into as of March 7, 2017, by and among BRISTOW U.S. LLC, a Louisiana limited liability company (the “Borrower”), the Lenders (as defined below) party hereto and MACQUARIE BANK LIMITED, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, reference is made to that certain Term Loan Credit Agreement dated as of February 1, 2017 (the “Credit Agreement”) by and among the Borrower, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent, and Macquarie Bank Limited, in its capacity as security agent for the Lenders (the “Security Agent”), pursuant to which the Administrative Agent, the Security Agent and the Lenders agreed to extend a term loan credit facility to the Borrower;

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement and the Lenders party hereto (constituting Required Lenders under the Credit Agreement) are willing, subject to the terms and conditions set forth herein, to amend the Credit Agreement as provided for herein;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the parties hereto agree as follows:

1.          Defined Terms.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

2.          Amendment to the Credit Agreement.  Article V of the Credit Agreement is hereby amended by replacing the text “Closing Date” in the first sentence thereof with the text “Funding Date” in lieu thereof.

3.         Conditions to Effectiveness of this Amendment.   It is understood and agreed that this Amendment shall become effective on the date when the Administrative Agent shall have received executed counterparts to this Amendment from the Borrower and the Required Lenders.

4.          Effect of Amendment.  Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower (to the extent that the Borrower is a party thereto) to the Lenders and the Administrative Agent.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.  Upon its effectiveness pursuant to the terms hereof, this Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

5.          Miscellaneous.  Sections 11.1, 11.3, 11.5, 11.6, 11.7, 11.9, 11.11 and 11.12 of the Credit Agreement are incorporated herein to this Amendment, mutatis mutandis, by reference as if fully set forth herein.

 [Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower, by their respective authorized officers as of the day and year first above written.

MACQUARIE BANK LIMITED, as Administrative Agent

By:	/s/ Peter Burton
Name:	Peter Burton
Title:	Division Director

By:	/s/ Matthew Chapman
Name:	Matthew Chapman
Title:	Division Director

MACQUARIE AEROSPACE INC., as Lender

By:	/s/ John Petkovic
Name:	John Petkovic
Title:	Attorney

By:	/s/ Sarah Johnston
Name:	Sarah Johnston
Title:	Attorney

BRISTOW U.S. LLC, as Borrower

By:	/s/ Joseph A. Baj
Name:	Joseph A. Baj
Title:	Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]